Exhibit 99.1

1UPX 04729B The undersigned acknowledge(s) receipt from the Company, prior to the execution of this proxy, of a Notice of the Special Meeting of Stockholders, and a Proxy Statement/Prospectus dated <Month Day, Year>. Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, the signature of any joint holder is required. A proxy executed by a corporation or other legal entity should be signed in its name by an authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. BankFinancial Corporation Special Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q IMPORTANT SPECIAL MEETING INFORMATION A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 1. The approval of the transactions contemplated by the merger agreement by and between First Financial Bancorp. and BankFinancial, dated as of August 11, 2025, including the merger (the “merger”) of BankFinancial Corporation with and into First Financial Bancorp. (collectively, the “merger proposal”). 2. The approval, on an advisory (non-binding) basis, of the merger-related compensation payments that will or may be paid to the named executive officers of BankFinancial Corporation in connection with the transactions contemplated by the merger agreement. For Against Abstain For Against Abstain 3. The approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger proposal, or to ensure that any supplement or amendment to the accompanying proxy statement/ prospectus is timely provided to BankFinancial Corporation stockholders. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof as permitted by law. MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 664853 If no electronic voting, delete QR code and control # 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 2024 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM You may authorize a proxy to vote your shares online or by phone instead of mailing this card. Online Go to www.envisionreports.com/BFIN or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by <Time>, Chicago, Illinois Time, on <Month Day, Year>, and by <Time>, Chicago, Illinois Time on <Month Day, Year> for 401(k) plan Participants. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/BFIN Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BFIN Proxy - BANKFINANCIAL CORPORATION C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Proxy for Special Meeting of Stockholders <Month Day, Year> THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BANKFINANCIAL CORPORATION The person(s) granting this proxy, whose signature(s) appear(s) on the reverse side of this proxy, hereby appoint(s) Cassandra J. Francis, F. Morgan Gasior, Debra R. Zukonik and each of them, with full power of substitution, acting by a majority of those present and voting, or if only one is present and voting, then that one, to act as attorneys and proxies for the person(s) granting this proxy to attend the Special Meeting of Stockholders of BankFinancial Corporation (the “Company”), to be held on <Month Day, Year> at <Time>, Chicago, Illinois Time, at <Meeting Location> and any adjournments or postponements thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all the powers the undersigned would possess if present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated herein by reference. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED, BUT IF THIS PROXY IS EXECUTED AND NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN WITH RESPECT TO THE SPECIAL MEETING. This proxy continues and must be signed on the reverse side. Thank you for voting. The Special Meeting of Stockholders of BankFinancial Corporation will be held on <Month Day, Year> at <Time>, Chicago, Illinois Time, at <Meeting Location> To view the special meeting documents visit www.envisionreports.com/BFIN